SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-4

(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of sponsor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

NOVASTAR CERTIFICATES FINANCING CORPORATION

(Exact name of depositor and co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code (816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

Incorporation of Certain Documents by Reference

NovaStar Mortgage Funding Corporation and NovaStar Certificates Financing Corporation (the “Registrants”) are filing a final prospectus supplement, dated August 18, 2006, setting forth a description of the collateral pool and proposed structure of $505,563,000 aggregate principal balance of Class A-1A Asset Backed Certificates (the “Class A-1A Certificates”), $190,826,000 aggregate principal balance of Class A-2A Asset Backed Certificates (the “Class A-2A Certificates”), $59,774,000 aggregate principal balance of Class A-2B Asset Backed Certificates (the “Class A-2B Certificates”), $79,609,000 aggregate principal balance of Class A-2C Asset Backed Certificates (the “Class A-2C Certificates”), $20,914,000 aggregate principal balance of Class A-2D Asset Backed Certificates (the “Class A-2D Certificates”), $44,603,000 aggregate principal balance of Class M-1 Asset Backed Certificates (the “Class M-1 Certificates”), $29,223,000 aggregate principal balance of Class M-2 Asset Backed Certificates (the “Class M-2 Certificates”), $15,893,000 aggregate principal balance of Class M-3 Asset Backed Certificates (the “Class M-3 Certificates”), $14,868,000 aggregate principal balance of Class M-4 Asset Backed Certificates (the “Class M-4 Certificates”), $13,330,000 aggregate principal balance of Class M-5 Asset Backed Certificates (the “Class M-5 Certificates”), $8,203,000 aggregate principal balance of Class M-6 Asset Backed Certificates (the “Class M-6 Certificates”), $8,203,000 aggregate principal balance of Class M-7 Asset Backed Certificates (the “Class M-7 Certificates”), $6,152,000 aggregate principal balance of Class M-8 Asset Backed Certificates (the “Class M-8 Certificates”), $7,690,000 aggregate principal balance of Class M-9 Asset Backed Certificates (the “Class M-9 Certificates”, and, together with the Class A-1A Certificates, the Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, the “Certificates”) by NovaStar Mortgage Funding Trust, Series 2006-4 (the “Issuing Entity”).

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

5.1	Opinion of Dewey Ballantine LLP with respect to legality.

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2006

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

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Exhibit Index

Exhibit No.	Description
Exhibit 5.1	Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

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